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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in Registration Statement No. 333-72985 on Form S-3 of Annaly Mortgage Management, Inc. of our report dated February 5, 1999 appearing in this Annual Report on Form 10-K.

Deloitte & Touche LLP

New York, New York
March 31, 1999